                      Exhibit 10(lxx)
                      _______________


          THIS AGREEMENT, made as of the 22nd day of November, 1996, among USLIFE Corporation, a New York corporation (the "Company"), The Chase Manhattan Bank, a New
York corporation (the "Trustee") and KPMG Peat Marwick
("Independent Contractor").

                   W I T N E S S E T H :
                   _ _ _ _ _ _ _ _ _ _

          WHEREAS, the Company has entered into certain written employment contracts and Key Executive Employment Protection Agreements (referred to collectively herein as the "Contracts") with a select group of its management employees (referred to herein as "Contract Holders");

          WHEREAS, the Company has awarded certain book units ("Units") to select key officers (referred to herein as "Participants") under its Book Unit Plan;

          WHEREAS, the Company has provided select executives with the opportunity to become participants (referred to herein as "Participants") in the USLIFE
Corporation  Deferred   Compensation  Plan   (the  "Deferred
Compensation Plan");

          WHEREAS, the Company desires to provide additional assurance to some or all such management employees that their unfunded contractual rights under the Contracts, Units and the Deferred Compensation Plan will in the future be met or substantially met by application of the procedures set forth herein;

          WHEREAS, the Company wishes to establish separate accounts (hereinafter the "Accounts") with respect to some or all of the Contract Holders and Participants as determined by the Company prior to a Change in Control (as hereinafter defined in Section 2.3(d)(iv)) in order to provide a source of payments as such may be required under the terms of the agreements between the Company and each of the Contract Holders and under the Book Unit Plan and the Deferred Compensation Plan;

          WHEREAS, except as may be expressly provided in this Agreement, amounts allocated to each separate Account, as determined by the Company from time to time in its sole discretion, and the earnings attributed thereto shall be used by the Trustee solely in satisfaction of the liabilities of the Company with respect to the Contract Holder or Participant for whom such separate Account has been established and the expenses of administering the trust, established herein, and such utilization shall be in accordance with the procedures set forth herein;

          WHEREAS, the Company wishes to establish a separate account with respect to all amounts that are contributed hereunder by the Company which are not allocated by the Company at the time of such contribution to the Account of an individual Contract Holder or Participant (the "General Account");

          WHEREAS, the Trust is intended to be a "grantor trust" with the corpus and income of the Trust treated as assets and income of the Company for federal income tax purposes pursuant to Sections 671 through 678 of the Internal Revenue Code of 1986 (the "Code"); as amended;

          WHEREAS, the Company intends that the assets of the Trust will be subject to the claims of creditors of the Company as provided in Article II;

          WHEREAS, the Trustee is not a party to any of the Contracts, the Book Unit Plan or the Deferred Compensation Plan and makes no representations with respect thereto, and all representations and recitals with respect to the Contracts, the Book Unit Plan or the Deferred Compensation Plan shall be deemed to be those of the Company.

          NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree as follows:

                         ARTICLE I
                         _________

          1.1 The Company hereby establishes with the Trustee a trust consisting of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee and the earnings and profits thereon. All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.

          1.2 The Trustee shall hold, manage, invest and otherwise administer the Fund pursuant to the terms of this Agreement. The Trustee shall be responsible only for contributions actually received by it hereunder. The amount of each contribution by the Company to the Fund shall be determined in the sole discretion of the Company and the Trustee shall have no duty or responsibility with respect thereto.

          1.3  The Independent Contractor (as hereinafter in
Section 3.1 defined) shall maintain in an equitable manner a separate Account for each Contract Holder and Participant in which it shall keep a separate record of the amount of the fund allocated to such Contract Holder or Participant. The Company shall certify to the Trustee and the Independent Contractor at the time of each contribution to the Fund the amount of such contribution to be allocated to each Account. Provided, however, that following a Change in Control, the Company may only allocate contributions to either the General Account or to Accounts which were established prior to the Change in Control. Any amount contributed by the Company that is not so certified shall be allocated to the General Account.

          1.4 The Company may contribute to the Fund an irrevocable letter of credit (hereinafter referred to as a "L/C"). The following provisions shall be applicable to any such L/C:

               (a) the  L/C shall  expire no sooner than one
(1) year from the date of issuance,

               (b) the Company shall continue to maintain such L/C in effect until it is replaced by cash or another irrevocable L/C or this Agreement terminates pursuant to
Article IX, whichever occurs first,

               (c) the Company shall renew or replace such L/C at least thirty (30) days before its expiration for an additional period of one (1) year,

               (d) if such L/C, or any renewal thereof, is not renewed or replaced by a L/C delivered to the Trustee at least thirty (30) days before the expiration of the predecessor L/C, the Trustee may draw down the full amount of such L/C and hold the proceeds pursuant to the terms of this Agreement; provided, however, that in the event the Company is unable to renew such L/C at least thirty (30) days prior to the expiration of the predecessor L/C at a cost equal to or less than twenty-five (25) basis points over the current annual cost of such L/C, and the Trustee with reasonable diligence is unable to identify a bank (within the definition of Section 1.4(h)) that will replace such L/C at a cost equal to or less than twenty-five (25) basis points over the current annual cost of such L/C, then the Trustee shall not draw down the amount of such L/C as provided in this Section 1.4(d),

               (e) the Trustee may also draw down on such L/C at any time the Trustee determines the proceeds of such L/C are necessary to allow the Trustee to fulfill its obligations under this Agreement,

               (f)  the   proceeds  of  such  L/C  shall  be
available to the Trustee upon the Trustee's presentation of its sight draft,

               (g) the Company may, at any time, replace such L/C with another irrevocable L/C having substantially similar terms, or with an equal amount of cash, or any combination thereof,

               (h) any L/C shall be issued by a bank (including the Trustee) with assets in excess of $2 billion and net worth in excess of $100 million, shall be reasonably acceptable to the Trustee, and shall be in a form as shall be reasonably acceptable to the Trustee.

          1.5 The Trustee, for investment purposes only, may commingle all of the assets of the Fund and treat them as a single fund, but the records of the Independent Contractor at all times shall show the percentages of the Trust allocable to each Account and to the General Account. The Fund shall be revalued by the Trustee as of the last business day of each calendar quarter at current market values, as determined by the Trustee. The Independent Contractor shall allocate any increase or decrease in the current market value of the Fund, as determined by the Trustee, pro-rata to all of the Accounts and to the General Account in proportion to the balance of the assets allocated thereto as of the last business day of the previous calendar quarter.

                         ARTICLE II
                         __________

          2.1 Notwithstanding any provision in this Agreement to the contrary, if at any time while the Trust is still in existence the Company becomes insolvent (as defined herein), the Trustee shall upon written notice thereof from the Company's Board of Directors, Chairman of the Board or Chief Executive Officer suspend the payment of all amounts from the Fund and shall thereafter hold the Fund in suspense for the benefit of the creditors of the Company until it receives a court order directing the disposition of the Fund; provided, however, the Trustee may deduct or continue to deduct its fees and expenses and other expenses of the Trust, including taxes and the Independent Contractor's fees and expenses, pending the receipt of such court order. The

Company shall be considered to be insolvent if (a) a final judicial determination is entered that the Company is unable to pay its debts as such debts mature or (b) there shall have been filed by or against the Company in any court or other tribunal either of the United States or of any State or of any other authority now or hereafter exercising jurisdiction, a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee of all or substantially all of the Company's property under the present or any future Federal bankruptcy code or any other present or future applicable Federal, State or other bankruptcy or insolvency statute or law. By its approval and execution of this Agreement, the Company represents and agrees that its Board of Directors, Chairman of the Board, Vice Chairman or President, as from time to time acting, shall have the fiduciary duty and responsibility on behalf of the Company's creditors to give to the Trustee prompt written notice of any event of the Company's insolvency and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to make payments thereafter made. Absent such notice, the Trustee shall have no responsibility for determining whether or not the Company has become insolvent.

          2.2 The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund its obligations under the Contracts, the Book Unit Plan, the Deferred Compensation Plan or any other employee benefit plan or program of the Company. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company as and when it so determines in its sole discretion for the meeting of part or all of its future contractual obligations to some or all of the Contract Holders and Participants. Contributions by the Company to the Trust shall be in amounts determined solely by the Company and shall be in respect of only those Contract Holders and Participants selected prior to a Change in Control by the Company from time to time as it determines. The purpose of this Trust is to provide a fund from which the Company's obligations under the Contracts, the Book Unit Plan and Deferred Compensation Plan may be payable and as to which Contract Holders and Participants with Accounts hereunder may, by exercising the procedures set forth herein, have access to some or all of the amounts due them under the Contracts, the Book Unit Plan and the Deferred Compensation Plan as such become due without having the payment of such amounts subject to the administrative control of the Company unless the Company becomes insolvent as defined in Section 2.1. The Company further represents that neither the Contracts, the Book Unit Plan nor the Deferred Compensation Plan are part of and do not constitute a qualified plan under Section 401(a) of the United States Internal Revenue Code and therefore the Contracts, the Book Unit Plan and Deferred Compensation Plan are not subject to any of the Code requirements applicable to tax-qualified plans.

          2.3 Amounts paid or delivered by the Company to the Trustee pursuant to Section 1.1 shall not revert to the Company except as provided below:

               (a) Upon the satisfaction of all liabilities of the Company to Contract Holders and Participants for whom Accounts have been established, any assets of the Fund then remaining may be distributed to the Company as per its instructions as provided in Section 3.6 or

               (b)  Upon  termination   of  the   Trust   as
provided in Section 9.1, the Fund may be distributed to the Company in accordance with Section 9.2.; or

               (c) Upon the insolvency of the Company (as determined in Section 2.1), the assets of the Fund shall be distributed in accordance with the provisions of Section
2.1; or

               (d) Within six (6) months after the payment or delivery by the Company of any amounts to the Trustee pursuant to Section 1.1, the Company may request that any portion of such amounts be returned to the Company (whether affecting the Accounts of all or any specified Contract Holders or Participants). Such a request shall be honored by the Trustee only if at the date of such request, the Board of Directors of the Company is made up of "Continuing Directors" (as defined below). Further, within the original six (6) month period during which the Continuing Directors may request a return to the Company of amounts paid or delivered to the Trustee pursuant to Section 1.1, the Continuing Directors may request a one time extension of such period for an additional six months.

For purposes of this Agreement, the following terms have the meaning indicated:

               (i) "Acquiring Person" shall mean any person who is a Beneficial Owner of 20% or more of the outstanding shares of Common Stock or 20% or more of the outstanding shares of Voting Stock of the Company; provided, however, that the term "Acquiring Person" shall not include the Company or any wholly-owned subsidiary of the Company or any employee benefit plan established by any of them and either in effect on the date of this Agreement or hereafter approved by the Continuing Directors. For purposes of this subsection (i) in determining the percentage of the outstanding shares of Common Stock or Voting Stock of the Company with respect to which a person is the Beneficial Owner, all shares as to which such person is deemed the Beneficial Owner shall be deemed outstanding.

               (ii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on the date of this Agreement; provided, however, that the Company shall, for purposes of this definition, be deemed to be the "registrant", as such term is used in such Rule.

               (iii) A person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership", of any securities as to which such person or any of such person's Affiliates or Associates is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 under the

          Securities Exchange Act of 1934, as in effect on the date of this Agreement, as well as any securities as to which such person or any of such person's Affiliates or Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership", of any security
          (A) solely because such security has been tendered pursuant to a tender or exchange offer made by such person or any of such person's Affiliates or Associates until such tendered security is accepted for purchase or exchange, (B) solely because such person or any of such person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Securities Exchange Act of 1934, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Securities Exchange Act of 1934 ( or any similar provision of a comparable or successor report) or (C) held for or pursuant to the terms of any employee stock ownership or other employee benefit plan of the Company or a wholly-owned subsidiary of the Company and either in effect on the date of this Agreement or hereafter approved by the Continuing Directors.

               (iv) "Change in Control" means (i) a merger or consolidation to which the Company is a party and for which the approval of any shareholders of the Company is required; (ii) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Company;
          (iv) a liquidation or reorganization of the Company; or (v) the occurrence of any Flip Over Transaction or Event, as defined in Section 1.1(j) of the Amended and Restated Rights Agreement, as amended from time to time prior to the occurrence of any such transaction or event that otherwise would have previously been considered a Flip Over Transaction or Event. Provided, however, that an event described above shall not constitute a Change in Control if within 10 days of such event the Continuing Directors provide the Trustee with a resolution expressly stating that such event shall not constitute a Change In Control for the purposes of this Agreement.

               (v)  "Continuing Directors"  shall mean those
          individuals who constitute the Board of Directors of the Company on the date of this Agreement and any individual becoming a director subsequent to the date of this Agreement whose election or nomination for election by the Company's shareholders is approved by a vote of at least six Continuing Directors who constitute not less than three-quarters of the directors comprising the then Continuing Directors, either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination, provided that no person shall under any circumstances be considered a Continuing Director from and after such time as such person is an Acquiring Person, an Affiliate or Associate of an Acquiring Person, or a nominee or representative of any thereof. References to an approval or other act of Continuing Directors shall mean approvals given or actions authorized and/or taken both (A) by the Board of Directors of the Company (or any legal successor thereto) of which at the time not less than eight directors constituting not less than two-thirds of the members are Continuing Directors and (B) by not less than six Continuing Directors constituting at least three-fourths of all then Continuing Directors.

               (vi) "Voting  Stock"  shall  mean  shares  of
          capital stock  of the  Company  entitled  to  vote
          generally in  the election of the directors of the
          Company.
                        ARTICLE III
                        ___________

          3.1 By its acceptance of this Trust the Trustee hereby agrees to the designation by the Company of KPMG Peat Marwick as the Company's independent contractor (the "Independent Contractor") under this Agreement. Provided, however, that the Trustee conditions its acceptance of such Independent Contractor upon the Independent Contractor's execution of the Form of Acknowledgment and Acceptance, or a similar form acceptable to both the Company and the Trustee, set forth in Exhibit A of this Agreement. It is herein recognized that said Independent Contractor is also acting as the independent consulting actuary of the Company and that the Trustee shall have no responsibility hereunder for the continued retention of KPMG Peat Marwick and/or any responsibility assigned to said Independent Contractor or its performance thereof so long as said firm continues to be the Company's independent consulting actuary. In the event the Company replaces or no longer uses said firm as its independent consulting actuary, the Trustee in its sole discretion may, but need not, designate a new Independent
Contractor from the list set forth in Exhibit B of this Agreement or may continue to use the same Independent Contractor; or in the event said firm does not accept its designation as Independent Contractor or accepts said designation and subsequently resigns, the Trustee shall designate another entity from the list set forth in Exhibit B of this Agreement to be the Independent Contractor, provided however, that any Independent Contractor appointed by the Trustee shall be independent of the Company. The Company shall pay or reimburse the Trustee for all fees and expenses of any Independent Contractor appointed by the Trustee. The Company shall indemnify and hold the Trustee harmless for any actions or omissions of any Independent Contractor and shall indemnify and hold the Independent

Contractor harmless for any actions or omissions of the Trustee. The Independent Contractor shall be paid for its services on an hourly basis at rates comparable to the rates that the Independent Contractor charges for comparable services to its other clients.

          3.2 Except for the records dealing solely with the Fund and its investment, which shall be maintained by the Trustee, the Independent Contractor shall maintain all the records of Contract Holders and Participants contemplated by this Agreement, including the maintenance of the separate Accounts of each Contract Holder and Participant under this Agreement and the maintenance of the General Account. All such records shall be made available promptly on request of the Trustee of the Company. In the event of a Change in Control the Independent Contractor shall also be responsible for information with respect to payments, if any, to Contract Holders and Participants and shall perform such other duties and responsibilities as the Company or the Trustee determines is necessary or advisable to achieve the objectives of this Agreement.

          3.3 Upon the establishment of this Trust or as soon thereafter as practicable, the Company shall furnish to the Independent Contractor and to the Trustee all of the information necessary to determine the amounts payable to or with respect to each Contract Holder or Participant (hereinafter referred to as the "Contract Holder and Participant Data"). Notwithstanding the occurrence of a Change in Control, the Company shall regularly, at least annually, furnish revised updated Contract Holder and Participant Data to the Independent Contractor. In the event the Company refuses or neglects to provide updated Contract Holder or Participant information, as contemplated herein, the Independent Contractor shall be entitled to rely upon the most recent information furnished to it by the Company.

          3.4 Prior to a Change in Control, upon the direction of the Company the Independent Contractor shall prepare a certification (a "Payment Certification") to the Trustee that the Company's obligations to a Contract Holder or Participant have become payable. Notwithstanding any other provisions of this Agreement, after a Change in Control upon the proper application of a Contract Holder or Participant, the Independent Contractor shall, without direction from the Company, prepare a Payment Certification to the Trustee, based upon the most recent Contract Holder and Participant Data furnished to the Independent Contractor prior to the Change in Control and any supplemental information furnished to the Independent Contractor by a Contract Holder or Participant upon which the Independent Contractor may reasonably rely, that the Company's obligations to the Contract Holder or Participant have become payable. In the event that the Trustee (a) suspends payments from the Fund pursuant to Section 2.1, and (b) pursuant to a court order as required by Section 2.1, subsequently resumes all of its duties and responsibilities under this Agreement, the Independent Contractor shall prepare a certification (an "Accrued Payment Certification") of all amounts that would otherwise have been payable to each Contract Holder or Participant from the Fund during such period of time as the Trustee suspended payments pursuant to Section 2.1. Each Payment Certification and each Accrued Payment Certification shall include the amount of such payments, the manner of payment and the name, address and social security number of the recipient. Each Payment Certification shall be updated annually. The Trustee shall be entitled to rely on any Payment Certification or any Accrued Payment Certification provided by the Independent Contractor, and shall have no duty to verify the accuracy thereof. Upon the receipt of a Payment Certification or an Accrued Payment Certification and appropriate federal, state and local tax withholding information, the Trustee shall commence cash distributions from the Trust Fund in accordance therewith to the person or persons so indicated and to the Company with respect to taxes required to be withheld and the Independent Contractor shall charge the Account established hereunder for the Contract Holder or Participant. The Independent Contractor shall furnish a copy of each Payment Certification and each Accrued Payment Certification to the Contract Holder, the Participant or the Participant's beneficiary for which such certification has been prepared. The Company shall have full responsibility for the payment of all withholding taxes to the appropriate taxing authority and shall furnish each

Contract Holder, Participant, beneficiary of the Participant and the Independent Contractor with the appropriate tax information form evidencing such payment and the amount thereof.

          3.5 Notwithstanding any provision in this Agreement to the contrary, in the event the Trustee in its sole discretion reasonably disagrees with the accuracy or propriety of any Payment Certification or any Accrued Payment Certification, the Trustee, if unable to resolve such disagreement with the Independent Contractor, may apply to a court of appropriate jurisdiction for judicial review of such Payment Certification or Accrued Payment Certification. Pending the resolution of any disagreement with the Independent Contractor with regard to the accuracy or propriety of any Payment Certification or any Accrued Payment Certification, the Trustee shall not distribute any amount from the Fund pursuant to such Payment Certification or Accrued Payment Certification. The Trustee shall use its reasonable best efforts to promptly resolve any such disagreement that it may have with the Independent Contractor.

          3.6 All amounts payable from the Fund to a Contract Holder or Participant shall be paid solely from the account of such Contract Holder or Participant. Upon the satisfaction of all Company liabilities to a Contract Holder or Participant for whom an Account has been established hereunder, the Independent Contractor shall prepare a certification to the Trustee and to the Company showing the balance, if any, remaining in such Contract Holder's or Participant's Account. Such balance from a Participant's Account shall be allocated first among Participant Accounts within the same Plan, and, if the liability of the Company to all Participants within the same Plan, has been satisfied, the balance, if any, shall be allocated among the Contract Holders' Accounts and Participant Accounts under the other Plan. Similarly, any Balance from a Contract Holder's Account shall be allocated first among the Accounts of Contract Holders and, if the liability of the Company to all Contract Holders has been satisfied, the balance, if any, shall be allocated among the Participants' Accounts in the Book Unit Plan and Deferred Compensation Plan. Such balance, whether divided among the Contract Holders, the Participants or both the Contract Holders and Participants, shall be reallocated ratably by the Independent Contractor (using the information set forth on the most recent estimated statement of amounts payable under the Contracts, the Book Unit Plan or the Deferred Compensation Plan prepared by the Independent Contractor pursuant to Section 3.3) to the Accounts of Contract Holders and/or Participants who at such time have Contracts in effect or interests in the Book Unit Plan or Deferred Compensation Plan (including Accounts which may have previously been reduced to a zero balance) in the ratio that liabilities in respect of each such Contract Holder under the Contracts or Participant under the Book Unit Plan or Deferred Compensation Plan bear to the total liabilities to all such Contract Holders or Participants. Upon the satisfaction of all liabilities of the Company to all Contract Holders and Participants for whom Accounts have been established hereunder, the Independent Contractor shall prepare a certification to the Trustee and to the Company, and the Trustee upon receipt of such certification shall transfer all of the assets of the Fund to the trust established between the Company and Trustee, dated September 25, 1990, with regard to the Company's Supplemental Retirement Plan and as amended with regard to its Supplemental Employee Savings and Investment Plan (the "SRIP Trust"). Provided, however, that if the SRIP Trust has been terminated, upon receiving the certification referred to in the previous sentence, the Trustee shall thereupon hold or distribute the Fund in accordance with the written instructions of the Company. The Trustee and the Independent Contractor shall have no responsibility for determining whether any Contract Holder or Participant has died and shall be entitled to rely upon information furnished by the Company.

          3.7 The Company reserves the right to transfer to the Fund paid-up life insurance, retirement income or annuity policies or contracts on or for the life of any Contract Holder or Participant for whom an Account has been established hereunder or, prior to a Change in Control, to direct the Trustee to purchase any such policies or contracts on or for the life of any such Contract Holder or Participant out of the amounts allocated to his or her Account. Any such policy or contract shall be an asset of the Fund subject to the claims of the Company's creditors in the event of insolvency, as specified in Section 2.1. The proceeds of any life insurance policy shall upon the death of the insured Contract Holder be credited to the General Account. The proceeds of any life insurance policy on a Participant in the Book Unit Plan or Deferred Compensation Plan shall be distributed to Participant's beneficiary or estate to the extent of any Company liability under the Book Unit Plan or the Deferred Compensation Plan, and thereafter to the General Account.

          3.8 Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the amounts due under the Contracts or the Book Unit Plan and Deferred Compensation Plan except to the extent such liabilities are met by application of Fund assets. It is the intent of the Company to have each Account established hereunder treated as a separate trust designed to satisfy in whole or in part the Company's legal liability under the Contracts in respect of the Contract Holder for whom such Account has been established, or the Company's legal liability to each Participant under the Book Unit Plan and the Deferred Compensation Plan. The Company, therefore, agrees that all income, deductions and credits of each such Account belong to it as owner for income tax purposes and will be included on the Company's income tax returns.

                         ARTICLE IV
                         __________

          4.1 The Company shall provide the Trustee and the Independent Contractor with a certified copy of each of the Contracts, the Book Unit award letters, the Book Unit Plan, the Deferred Compensation Plan and all amendments thereto and of the resolutions of the Board of Directors of the Company approving each of the Contracts, the Book Unit awards, the Book Unit Plan, the Deferred Compensation Plan and all amendments thereto, promptly upon their adoption. After the execution of this Agreement, the Company shall promptly file with the Trustee and the Independent Contractor a certified list of the names and specimen signatures of the directors and officers of the Company and any delegee authorized to act for it. The Company shall promptly notify the Trustee and the Independent Contractor of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the Trustee and/or the Independent Contractor of notice that any person is no longer authorized so to act, the Trustee or the Independent Contractor may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee or the Independent Contractor shall be in writing signed by such person or persons. The Trustee and the Independent Contractor may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee or the Independent Contractor believes to have been signed thereby. The Trustee and the Independent Contractor may also rely on any certification, notice or direction of the Company that the Trustee or the Independent Contractor believes to have been signed by a duly authorized officer or agent of the Company. The Company shall be responsible for keeping accurate books and records with respect to the employees of the Company, their compensation and their rights and interests under the Contracts, the Book Unit Plan and the Deferred Compensation Plan.

          4.2 The Company shall make its contributions to the Trust in accordance with appropriate corporate action and the Trustee shall have no responsibility with respect thereto, except to add such contributions to the Fund.

          4.3 The Company shall indemnify and hold harmless the Trustee for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee with respect to holding, managing, investing or otherwise administering the Fund, other than by its negligence or willful misconduct.

          4.4 The Company shall indemnify and hold harmless the Independent Contractor for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Independent Contractor with respect to keeping the records for Contract Holders' and Participants' Accounts, reporting thereon to Contract Holders and Participants, certifying payment information to the Trustee, determining the status of

Accounts and payments hereunder and otherwise carrying out its obligations under this Agreement, other than those resulting from the Independent Contractor's negligence or willful misconduct.

                         ARTICLE V
                         _________

          5.1 The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the Fund, if it acts in good faith and in accordance with the terms of this Agreement and any applicable Federal or state laws, rules or regulations.

          5.2 Subject to investment guidelines agreed to in writing from time to time prior to a Change in Control, by the Company and the Trustee, the Trustee shall have the power in investing and reinvesting the Fund in its sole discretion:

               (a) To invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, including without limitation, common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities but not including any stock or security of the Trustee, the Company or any affiliate thereof), leaseholds, mortgages, certificates of deposit or demand or time deposits (including any such deposits with the Trustee), shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and annuity contracts, and oil, mineral or gas properties, royalties, interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Fund;

               (b) To invest and reinvest all or any portion of the Fund collectively through the medium of any common, collective or commingled trust fund that may be established and maintained by the Trustee, subject to the instrument or instruments establishing such trust fund or funds and with the terms of such instrument or instruments, as from time to time amended, being incorporated into this Agreement to the extent of the equitable share of the Fund in any such common, collective or commingled trust fund;

               (c) To retain any property at any time received by the Trustee;

               (d) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

               (e) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

               (f) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

               (g) To extend the time of payment of any obligation held by it;

               (h) To hold uninvested any moneys received by it, without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;

               (i) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

               (j) For the purposes of the Trust, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

               (k) To manage, administer, operate, insure, repair, improve, develop, preserve, mortgage, lease or otherwise deal with, for any period, any real property or any oil, mineral or gas properties, royalties, interests or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any such purposes, to modify, extend, renew, waive or otherwise adjust any provision of any such mortgage or lease and to make provision for amortization of the investment in or depreciation of the value of such property;

               (l) To employ suitable agents and counsel, who may be counsel to the Company or the Trustee, and to pay their reasonable expenses and compensation from the Fund to the extent not paid by the Company;

               (m) To cause any property held by it to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;

               (n) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability or expenses it might incur therefrom;

               (o) To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein; and

               (p)  Generally, to  do all  acts, whether  or
not  expressly   authorized,  that   the  Trustee  may  deem
necessary or desirable for the protection of the Fund.

               Notwithstanding the foregoing, the Trustee shall upon the written direction of the Company prior to a Change in Control, invest all or part of the amount to the credit of any Contract Holder's or Participant's Account in a commercial annuity, retirement income or life insurance policy or contract selected by the Company and the Trustee shall have no responsibility for any such investment other than as owner and custodian thereof.

               Notwithstanding the foregoing, after a Change
in  Control,   the  Trustee   shall  follow  the  investment
guidelines agreed to by the Company and the Trustee as in effect immediately prior to the Change in Control.

          5.3 No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction. The Independent Contractor's obligations are limited solely to those explicitly set forth herein and the Independent Contractor shall have no responsibility, authority or control, direct or indirect, over the maintenance or investment of the Fund and shall have no obligation in respect of the Trustee or the Trustee's compliance with the Independent Contractor's certifications to the Trustee.

          5.4 The Trustee shall distribute cash or property from the Fund in accordance with Article III hereof.

               The Trustee may make any distribution required hereunder by mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the Company) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

                         ARTICLE VI
                         __________

          6.1 The Company shall pay any Federal, state or local taxes on the Fund, or any part thereof, and on the income therefrom.

          6.2 The Company shall pay to the Trustee its reasonable expenses for the management and administration of the Fund, including without limitation advances for or prompt reimbursement of reasonable expenses and compensation of counsel and other agents employed by the Trustee, all other reasonable and necessary expenses of managing and administering the Trust that are not paid by the Company including, but not limited to, investment management fees, computer time charges, data retrieval and input costs, and charges for time expended by personnel of the Trustee in fulfilling the Trustee's duties. The Company shall also pay to the Trustee reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing; provided, however, that if the Trustee forwards an amended compensation schedule to the Company requesting its agreement thereto and the Company fails to object thereto within thirty (30) days of its receipt, the amended compensation schedule shall be deemed to be agreed upon by the Company and the Trustee. Such expenses and compensation shall be a charge on the Fund and shall constitute a lien in favor of the Trustee until paid by the Company. All such expenses and compensation charged to the Fund, unless otherwise paid by the Company, shall be applied against the General Account. In the event that the assets allocated to the General Account are entirely depleted, all such expenses and compensation charged to the Fund shall be applied pro-rata against all Accounts in proportion to the assets allocated thereto. Notwithstanding any other provision of this Section 6.2, to the extent that the Trustee, in its discretion, decides that an expense is specifically attributable to one or more specified Accounts such expense shall be charged to such specified Accounts in such proportion as the Trustee decides. Prior to allocating any particular expense to a specific Account, the Trustee shall provide notice of its intention to so allocate to the

Company, the Independent Contractor and the Contract Holder or Participant for whom such Account was established.

                        ARTICLE VII
                        ___________

          7.1  The  Trustee   shall  maintain  records  with
respect to the Fund that show all its receipts and disbursements hereunder. The records of the Trustee with respect to the Fund shall be open to inspection by the Company, or its representatives, at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company; provided, however, the Trustee shall be entitled to additional compensation from the Company in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examinations of its records.

          7.2 Within a reasonable time after the close of each fiscal year of the Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Company a statement of transactions reflecting its acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Fund. The Independent Contractor shall also prepare and furnish to the Company a statement of the then current value of each Account and of the General Account. Any such statement shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company.

          The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions regarding this Agreement. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

                        ARTICLE VIII
                        ____________

          8.1 Prior to a Change in Control the Trustee may resign at any time by delivering written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company or
(ii) the appointment of a successor trustee. Following a Change in Control, the Trustee may resign only under one of the following circumstances:

               (a)  The  Trustee   is  no   longer  in   the
          business,  or   is  actively  in  the  process  of
          removing itself from the business, of acting as trustee for employee benefit plans.

               (b)  The Trustee  determines that  a conflict
          of interest exists which would prohibit it from fulfilling its duties under this Agreement in an ethically proper manner, and a law firm (appointed by the President of the Association of the Bar of the City of New York, or by the American Arbitration Association, if the President of the Association of the Bar of the City of New York fails to so appoint within thirty days of a request for such appointment, or notifies the Trustee that it is unable to make such appointment) concurs with the Trustee. The Trustee shall use its best efforts to avoid the creation of such a conflict. The decision of such law firm shall be binding, but may be appealed in the same manner, and under the same conditions, as if it were made by an arbitrator. All costs incurred by the Trustee in connection with obtaining or appealing such a decision shall be reimbursable expenses pursuant to Article VI hereof.

               (c) The assets of the Fund have been exhausted or are insufficient to pay accrued and reasonably anticipated fees and expenses of the Trustee hereunder, the Company has refused voluntarily to pay the Trustee's accrued fees and expenses as required pursuant to Section 6.2 and the Trustee has been unsuccessful in obtaining a court order requiring the Company to make such payments or has been unable to collect on a judgment for such fees and expenses.

          Notwithstanding the above, the Trustee may resign for reasons set forth in (a) or (b) only if it has obtained the agreement of a bank with assets in excess of $2 billion and net worth in excess of $100 million to replace it as trustee under the terms of this Agreement. The decision rendered under (b), if that is the reason for the Trustee's resignation, may expressly excuse the Trustee from this requirement. In any event, the Trustee shall continue to be custodian of the Trust assets until the new trustee is in place, and the Trustee shall be entitled to expenses and fees through the later of the effective date of its resignation as Trustee and the end of its custodianship of the assets of the Fund.

          8.2 Prior to a Change in Control the Trustee may be removed at any time by the Company, pursuant to a resolution of the Board of Directors of the Company, upon delivery to the Trustee of a certified copy of such resolution and sixty (60) days' written notice of such removal, unless such notice period is waived in whole or in part by the Trustee. Following a Change in Control the Trustee may be removed at any time by the affirmative vote of two-thirds of the Contract Holders and Participants voting together on a per capita basis who were Contract

Holders or Participants on the date of the occurrence of the Change in Control, and sixty (60) days' written notice of such removal, unless such notice period is waived in whole or in part by the Trustee.

          8.3 Upon the resignation or removal of the Trustee, U.S. Trust Company shall be appointed as successor trustee. In the event that U.S. Trust Company refuses to accept its appointment as successor trustee pursuant to this
Section 8.3, a successor trustee shall be appointed pursuant to Section 8.4. The appointment of a successor trustee pursuant to this Section 8.3 shall take effect upon the delivery to the Trustee of a written acceptance by such successor trustee, duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

          8.4 Subject to the provisions of Section 8.3, prior to a Change in Control, upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Subject to the provisions of
Section 8.3, following a Change in Control, upon the resignation of the Trustee, a successor trustee shall be appointed by the Trustee, and upon the removal of the
Trustee a successor trustee shall be appointed by the affirmative vote of two-thirds of the Contract Holders and Participants voting on a per capita basis who held Contracts or participated in the Book Unit Plan or Deferred Compensation Plan on the date of the occurrence of the Change in Control. Any successor trustee appointed under this Section 8.4 shall be chosen from the list of potential successor trustees set forth in Exhibit C. In the event that all of the potential successor trustees set forth in Exhibit C refuse to accept an appointment as successor trustee, then the successor trustee shall be appointed as otherwise provided in this Section 8.4, and shall be a bank or trust company established under the laws of the United States or a State within the United States with assets in excess of $2 billion and net worth in excess of $100 million. The appointment of a successor trustee pursuant to this Section 8.4 shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed by the Company, the Trustee, or two-thirds of the Contract Holders and Participants, as provided for in this Section 8.4, and (b) a written acceptance by such successor trustee, duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

          8.5 If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

          8.6 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Fund to such successor. Under no circumstances shall the Trustee transfer or deliver the Fund to any successor which is not a bank or trust company established under the laws of the United States or a State within the United States with assets in excess of $2 billion and net worth in excess of $100 million.

                         ARTICLE IX
                         __________

          9.1 Prior to a Change in Control, the Trust established pursuant to this Agreement may only be terminated by the affirmative vote of two-thirds of the Contract Holders and Participants voting on a per capita basis. Following a Change in Control, the Trust established pursuant to this Agreement may not be terminated by the Company prior to the satisfaction of all liabilities with respect to all Contract Holders and Participants. Following a Change in Control, upon receipt of a written certification from the Independent Contractor that all liabilities have been satisfied with respect to all Contract Holders and Participants, the Company pursuant to a resolution of its Board of Directors may terminate the Trust upon delivery to the Trustee of (a) a certified copy of such resolution, (b) an original certification of the Independent Contractor that all such liabilities have been satisfied and (c) a written instrument of termination duly executed and acknowledged in the same form as this Agreement.
          9.2 Prior to a Change in Control, upon the termination of the Trust in accordance with Section 9.1, the Trustee shall, after the acceptance and approval of its account, distribute the Fund to the Company. After a Change in Control, upon the termination of the Trust in accordance with Section 9.1, the Trustee shall, after the acceptance and approval of its account, transfer all of the assets of the Fund to the SRIP Trust. Provided, however, that if after a Change in Control the SRIP Trust has been terminated, upon the termination of the Trust in accordance with Section 9.1 the Trustee shall distribute the Fund to the Company. Upon completing such distribution, the Trustee shall be relieved and discharged. The powers of the Trustee shall continue as long as any part of the Fund remains in its possession.

                         ARTICLE X
                         _________

          10.1 This Agreement may be amended, in whole or in part, at any time and from time to time, by the Company, pursuant to a resolution of the Board of Directors thereof by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged in the same form as this Agreement, except that the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent; provided, however, any such amendment affecting any Account or the procedures for distribution thereof shall not become effective until sixty (60) days after a copy of such amendment has been delivered by registered mail by the Company or the Independent Contractor to each Contract Holder or Participant for whom an Account is maintained under this Agreement. In the event the Company, Trustee or Independent Contractor receives written objections to such amendment from such person within such sixty (60) day period, such amendment shall be ineffective and void in respect of the Contract Holder or Participant so objecting to the amendment.

                         ARTICLE XI
                         __________

          11.1 This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State of New York insofar as such laws do not contravene any applicable Federal laws, rules or regulations. Nothing in this Agreement shall be construed to subject either the Trust created hereunder or the Contracts, the Book Unit Plan or the Deferred Compensation Plan to the Employee Retirement Income Security Act of 1974, as amended.

          11.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

          11.3 No right or interest of any Contract Holder or Participant in the Fund shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any Contract Holder in any Contract or any Participant under the Book Unit Plan or the Deferred Compensation Plan, or in the Fund shall be subject to any garnishment, attachment or execution. Notwithstanding the foregoing, the Fund shall at all times remain subject to claims of creditors of the Company in the event the Company becomes insolvent as provided in Section 2.1.

          11.4 The Company agrees that by the establishment of this Trust it hereby foregoes any judicial review of certifications by the Independent Contractor as to the amounts payable to any persons hereunder. If a dispute arises as to the amounts or timing of any such payments or the persons entitled thereto under the Contracts, the Book Unit Plan, the Deferred Compensation Plan or this Agreement, the Company agrees that such dispute shall be resolved by binding arbitration proceedings initiated in accordance with the rules of the American Arbitration Association and that the results of such proceedings shall be conclusive and shall not be subject to judicial review. It is expressly understood that pending the resolution of any such dispute payments shall be made and continued by the Trustee in
accordance  with   the  certification   of  the  Independent
Contractor and that the Trustee and the Independent Contractor shall have no liability with respect to such payments. Provided, however, that the provisions of this
Section 11.4 are subject to the provisions of Section 3.5. The Company also agrees to pay the entire cost of any arbitration or legal proceeding initiated by it including the legal fees of the Trustee, the Independent Contractor and the Contract Holder or Participant regardless of the outcome of any such proceeding and until so paid the expenses thereof shall be a charge on and lien against the Fund.

          11.5 This Agreement shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee and the Independent Contractor with the information specified in Section 4.1 of this Agreement. In no event shall any such transaction described herein suspend or delay the rights of Contract Holders or Participants hereunder.

          11.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.

          11.7 Communications to the Trustee shall be sent to it at its office at 450 West 33rd Street, New York, New York 10001, or to such other address as the Trustee may specify in writing. No communication shall be binding upon the Trustee until it is received by the Trustee. Communications to the Company shall be sent to the Company's principal offices or to such other address as the Company may specify in writing.

          11.8 In the event any Contract Holder or Participant is determined to be subject to Federal income tax on any amount to the credit of his Account under this Agreement prior to the time of payment hereunder, the entire amount determined to be so taxable shall be distributed by the Trustee to such Contract Holder or Participant. An amount to the credit of a Contract Holder's or Participant's Account shall be determined to be subject to Federal income tax upon the earliest of: (a) a final determination by the United States Internal Revenue Service addressed to the Contract Holder or Participant which is not appealed to the courts; (b) a final determination by the United States Tax Court or any other Federal Court affirming any such determination by the Internal Revenue Service; or (c) an opinion by counsel chosen by the Company addressed to the Company and the Trustee, that, by reason of Treasury
Regulations, amendments to the Internal Revenue Code, published Internal Revenue Service rulings, court decisions or other substantial precedent, amounts to the credit of the Accounts of Contract Holders or Participants hereunder are subject to Federal income tax prior to payment. The Company shall undertake to defend, and bear the expense of, any tax claims described herein which are asserted by the Internal Revenue Service or by the taxing authorities of any State or locality against any Contract Holder, Participant or his or her spouse, including the expense of attorney fees and costs of appeal, and shall have the sole authority to determine whether or not to appeal any determination made by the Internal Revenue Service or by any taxing authority of any State or locality or by any court. The Company agrees to reimburse any Contract Holder or Participant or his or her spouse for any interest or penalties in respect of Federal, state or local tax claims hereunder upon receipt of documentation of same. Any distributions from the Trust Fund to a Contract Holder or Participant under this Section
11.8 shall be applied in an equitable manner to reduce Company liabilities to such Contract Holder or Participant; provided, however, that in no event shall any Contract Holder or Participant have any obligation to return all or any part of such distribution to the Company if such distribution exceeds the amount payable under the applicable agreement between the Company and the Contract Holder or under the Book Unit Plan or the Deferred Compensation Plan.

          IN WITNESS WHEREOF, the parties hereto have caused
this  Trust   Agreement  to   be  duly  executed  and  their
respective corporate seals to be hereto affixed this 22nd day of November, 1996.

Attest:                       THE CHASE MANHATTAN BANK

/s/ Peter J. Coghill
____________________

Trust Officer
                              By /s/ Catherine E. Kidder
                                ________________________

Attest:                       USLIFE CORPORATION



                              By /s/ Christopher S. Ruisi
                                 ________________________
/s/ Richard G. Hohn
___________________
  Secretary                     Christopher S. Ruisi
                                President and Chief
                                Operating Officer

                         EXHIBIT A
                         _________


                      ACKNOWLEDGEMENT
                            AND
                         ACCEPTANCE


          The undersigned hereby acknowledges its receipt of an agreement made as of the 22nd day of November, 1996 between the USLIFE Corporation and The Chase Manhattan Bank relating to certain employment contracts and Key Exectuive Employment Protection Agreements entered into between USLIFE Corporation and a select group of its management employees, the USLIFE Corporation Book Unit Plan and the USLIFE Corporation Deferred Compensation Plan (the "Agreement"). In addition, the undersigned hereby accepts its appointment as Independent Contractor under the terms set forth in the Agreement.



Attest:                              KPMG PEAT MARWICK



                              By./s/ Jennifer Mebes
                                 __________________





STATE OF NEW YORK      )

                       :  ss.:

COUNTY OF NEW YORK     )


          On this 4th day of December, before me personally came Jennifer Mebes, to me known, who, being by me duly sworn, did depose and say that she is one of the partners of the firm of KPMG Peat Marwick, the firm described in and which executed the foregoing instrument, and that she signed her name thereto for and on behalf of said firm.

                              /s/ Bonnie R. Trotman
                                  _________________
                                      Notary Public

STATE OF NEW JERSEY    )

                       :  SS.:

COUNTY OF MONMOUTH     )


          On this 26th day of November, before me personally came Christopher S. Ruisi, to me known, who, being by me duly sworn, did depose and say that he resides at 168 Dahlia Street, Staten Island, New York and that he is President and Chief Operating Officer of USLIFE CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                 /s/ Susan C. Pappas
                                 ___________________
                                       Notary Public



STATE OF  NEW YORK     )

                       :  SS.:

COUNTY OF NEW YORK     )


          On this 24th day of January, 1997, before me personally came Catherine E. Kidder, to me, known, who, being by me duly sworn, did depose and say that he resides at 770 Broadway, N.Y., N.Y., and that he is a Assistant Vice President of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instruments is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                 /s/ Doris A. Paetow
                                     _______________
                                       Notary Public

                                        EXHIBIT B



Buck Consultants Inc.
Two Pennsylvania Plaza
New York, New York 10121

A. Foster Higgins & Co. Inc.
125 Broad Street
New York, New York  10004

William M. Mercer, Inc.
1166 Avenue of the Americas
New York, New York  10036-2708

TPF&C/Towers Perrin
245 Park Avenue
New York, New York  10167

The Wyatt Company
1500 'K' Street NW
Washington, D.C.  20005

                                             EXHIBIT C



Bankers Trust Company
280 Park Avenue
New York, New York  10017

The Bank of New York
One Wall Street
New York, New York  10286